EXHIBIT 24.2

POWER OF ATTORNEY

     Each of the undersigned Directors of PG&E Corporation (the “Corporation”) hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, KATHLEEN M. HAYES, DOREEN A. LUDEMANN, and JOHN E. FORD, and each of them, as his or her attorneys in fact with full power of substitution and resubstitution to sign in his or her capacity as such Director of said Corporation:

(A)	a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission relating to the Corporation’s offer to exchange its 6-7/8% Senior Secured Notes due 2008 for 6-7/8% Senior Secured Notes due 2008 which have been registered under the Securities Act of 1933, as amended, and

(B)	any and all amendments and other filings or documents related to such Registration Statement.

     Each of the undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, we have signed these presents this 23rd day of September, 2003.

/s/ David R. Andrews

David R. Andrews	David M. Lawrence, MD

David A. Coulter	Mary S. Metz

C. Lee Cox	Carl E. Reichardt

William S. Davila	Barry Lawson Williams

Robert D. Glynn, Jr.

POWER OF ATTORNEY

     Each of the undersigned Directors of PG&E Corporation (the “Corporation”) hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P, ENCINAS, KATHLEEN M. HAYES, DOREEN A. LUDEMANN, and JOHN E, FORD, and each of them, as his or her attorneys in fact with full power of substitution and resubstitution to sign in his or her capacity as such Director of said Corporation:

(A)	a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission relating to the Corporation’s offer to exchange its 6-7/8% Senior Secured Notes due 2008 for 6-7/8% Senior Secured Notes due 2008 which have been registered under the Securities Act of 1933, as amended, and

(B)	any and all amendments and other filings or documents related to such Registration Statement.

     Each of The undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, we have signed these presents this 23rd day of September, 2003.

David R. Andrews	David M. Lawrence, MD

/s/ David A. Coulter
David A. Coulter	Mary S. Metz

C. Lee Cox	Carl E. Reichardt

William S. Davila	Barry Lawson Williams

Robert D. Glynn,Jr.

POWER OF ATTORNEY

     Each of the undersigned Directors of PG&E Corporation (the “Corporation”) hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P, ENCINAS, KATHLEEN M. HAYES, DOREEN A. LUDEMANN, and JOHN E, FORD, and each of them, as his or her attorneys in fact with full power of substitution and resubstitution to sign in his or her capacity as such Director of said Corporation:

(A)	a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission relating to the Corporation’s offer to exchange its 6-7/8% Senior Secured Notes due 2008 for 6-7/8% Senior Secured Notes due 2008 which have been registered under the Securities Act of 1933, as amended, and

(B)	any and all amendments and other filings or documents related to such Registration Statement.

     Each of The undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, we have signed these presents this 23rd day of September, 2003.

David R. Andrews	David M. Lawrence, MD

David A. Coulter	Mary S. Metz

/s/ C. Lee Cox
C. Lee Cox	Carl E. Reichardt

William S. Davila	Barry Lawson Williams

Robert D. Glynn,Jr.

POWER OF ATTORNEY

     Each of the undersigned Directors of PG&E Corporation (the “Corporation”) hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P, ENCINAS, KATHLEEN M. HAYES, DOREEN A. LUDEMANN, and JOHN E, FORD, and each of them, as his or her attorneys in fact with full power of substitution and resubstitution to sign in his or her capacity as such Director of said Corporation:

(A)	a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission relating to the Corporation’s offer to exchange its 6-7/8% Senior Secured Notes due 2008 for 6-7/8% Senior Secured Notes due 2008 which have been registered under the Securities Act of 1933, as amended, and

(B)	any and all amendments and other filings or documents related to such Registration Statement.

     Each of The undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, we have signed these presents this 23rd day of September, 2003.

David R. Andrews	David M. Lawrence, MD

David A. Coulter	Mary S. Metz

C. Lee Cox	Carl E. Reichardt

/s/ William S. Davila
William S. Davila	Barry Lawson Williams

Robert D. Glynn,Jr.

POWER OF ATTORNEY

     Each of the undersigned Directors of PG&E Corporation (the “Corporation”) hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P, ENCINAS, KATHLEEN M. HAYES, DOREEN A. LUDEMANN, and JOHN E, FORD, and each of them, as his or her attorneys in fact with full power of substitution and resubstitution to sign in his or her capacity as such Director of said Corporation:

(A)	a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission relating to the Corporation’s offer to exchange its 6-7/8% Senior Secured Notes due 2008 for 6-7/8% Senior Secured Notes due 2008 which have been registered under the Securities Act of 1933, as amended, and

(B)	any and all amendments and other filings or documents related to such Registration Statement.

     Each of The undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, we have signed these presents this 23rd day of September, 2003.

David R. Andrews	David M. Lawrence, MD

David A. Coulter	Mary S. Metz

C. Lee Cox	Carl E. Reichardt

William S. Davila	Barry Lawson Williams

/s/ Robert D. Glynn, Jr.
Robert D. Glynn,Jr.

POWER OF ATTORNEY

     Each of the undersigned Directors of PG&E Corporation (the “Corporation”) hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P, ENCINAS, KATHLEEN M. HAYES, DOREEN A. LUDEMANN, and JOHN E, FORD, and each of them, as his or her attorneys in fact with full power of substitution and resubstitution to sign in his or her capacity as such Director of said Corporation:

(A)	a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission relating to the Corporation’s offer to exchange its 6-7/8% Senior Secured Notes due 2008 for 6-7/8% Senior Secured Notes due 2008 which have been registered under the Securities Act of 1933, as amended, and

(B)	any and all amendments and other filings or documents related to such Registration Statement.

     Each of The undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, we have signed these presents this 23rd day of September, 2003.

/s/ David M. Lawrence, MD
David R. Andrews	David M. Lawrence, MD

David A. Coulter	Mary S. Metz

C. Lee Cox	Carl E. Reichardt

William S. Davila	Barry Lawson Williams

Robert D. Glynn,Jr.

POWER OF ATTORNEY

     Each of the undersigned Directors of PG&E Corporation (the “Corporation”) hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P, ENCINAS, KATHLEEN M. HAYES, DOREEN A. LUDEMANN, and JOHN E, FORD, and each of them, as his or her attorneys in fact with full power of substitution and resubstitution to sign in his or her capacity as such Director of said Corporation:

(A)	a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission relating to the Corporation’s offer to exchange its 6-7/8% Senior Secured Notes due 2008 for 6-7/8% Senior Secured Notes due 2008 which have been registered under the Securities Act of 1933, as amended, and

(B)	any and all amendments and other filings or documents related to such Registration Statement.

     Each of The undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, we have signed these presents this 23rd day of September, 2003.

David R. Andrews	David M. Lawrence, MD

/s/ Mary S. Metz
David A. Coulter	Mary S. Metz

C. Lee Cox	Carl E. Reichardt

William S. Davila	Barry Lawson Williams

Robert D. Glynn,Jr.

POWER OF ATTORNEY

     Each of the undersigned Directors of PG&E Corporation (the “Corporation”) hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P, ENCINAS, KATHLEEN M. HAYES, DOREEN A. LUDEMANN, and JOHN E, FORD, and each of them, as his or her attorneys in fact with full power of substitution and resubstitution to sign in his or her capacity as such Director of said Corporation:

(A)	a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission relating to the Corporation’s offer to exchange its 6-7/8% Senior Secured Notes due 2008 for 6-7/8% Senior Secured Notes due 2008 which have been registered under the Securities Act of 1933, as amended, and

(B)	any and all amendments and other filings or documents related to such Registration Statement.

     Each of The undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, we have signed these presents this 23rd day of September, 2003.

David R. Andrews	David M. Lawrence, MD

David A. Coulter	Mary S. Metz

/s/ Carl E. Reichardt
C. Lee Cox	Carl E. Reichardt

William S. Davila	Barry Lawson Williams

Robert D. Glynn,Jr.

POWER OF ATTORNEY

     Each of the undersigned Directors of PG&E Corporation (the “Corporation”) hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P, ENCINAS, KATHLEEN M. HAYES, DOREEN A. LUDEMANN, and JOHN E, FORD, and each of them, as his or her attorneys in fact with full power of substitution and resubstitution to sign in his or her capacity as such Director of said Corporation:

(A)	a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission relating to the Corporation’s offer to exchange its 6-7/8% Senior Secured Notes due 2008 for 6-7/8% Senior Secured Notes due 2008 which have been registered under the Securities Act of 1933, as amended, and

(B)	any and all amendments and other filings or documents related to such Registration Statement.

     Each of The undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, we have signed these presents this 23rd day of September, 2003.

David R. Andrews	David M. Lawrence, MD

David A. Coulter	Mary S. Metz

C. Lee Cox	Carl E. Reichardt

/s/ Barry Lawson Williams
William S. Davila	Barry Lawson Williams

Robert D. Glynn,Jr.

POWER OF ATTORNEY

          ROBERT D. GLYNN, JR., the undersigned, Chairman of the Board, Chief Executive Officer, and President of PG&E Corporation (the “Corporation”), hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, KATHLEEN M. HAYES, DOREEN A. LUDEMANN, and JOHN E. FORD, and each of them, as his attorneys in fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as Chairman of the Board, Chief Executive Officer, and President (principal executive officer) of said Corporation:

(A)	a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission relating to the Corporation’s offer to exchange its 6-7/8% Senior Secured Notes due 2008 for 6-7/8% Senior Secured Notes due 2008 which have been registered under the Securities Act of 1933, as amended, and

(B)	any and all amendments and other filings or documents related to such Registration Statement.

          The undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents this 23rd day of September, 2003.

/s/ Robert D. Glynn, Jr.

Robert D. Glynn, Jr.

POWER OF ATTORNEY

          PETER A. DARBEE, the undersigned, Senior Vice President and Chief Financial Officer of PG&E Corporation (the “Corporation”), hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, KATHLEEN M. HAYES, DOREEN A. LUDEMANN, and JOHN E. FORD, and each of them, as his attorneys in fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as Senior Vice President and Chief Financial Officer (principal financial officer) of said Corporation:

(A)	a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission relating to the Corporation’s offer to exchange its 6-7/8% Senior Secured Notes due 2008 for 6-7/8% Senior Secured Notes due 2008 which have been registered under the Securities Act of 1933, as amended, and

(B)	any and all amendments and other filings or documents related to such Registration Statement.

          The undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents this 7th day of April, 2004.

/s/ Peter A. Darbee

Peter A. Darbee

POWER OF ATTORNEY

          CHRISTOPHER P. JOHNS, the undersigned, Senior Vice President and Controller of PG&E Corporation, hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, KATHLEEN HAYES, DOREEN A. LUDEMANN and JOHN E. FORD, and each of them, as his attorneys in fact with full power of substitution and resubstitution, to sign and file with the Securities and Exchange Commission in his capacity as Senior Vice President and Controller (principal accounting officer) of said Corporation:

(A)	a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission relating to the Corporation’s offer to exchange its 6-7/8% Senior Secured Notes due 2008 for 6-7/8% Senior Secured Notes due 2008 which have been registered under the Securities Act of 1933, as amended, and

(B)	any and all amendments and other filings or documents related to such Registration Statement.

          The undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents this 7th day of April, 2004.

/s/ Christopher P. Johns

Christopher P. Johns